UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                March 20, 2006

Lithia Motors, Inc.
(Exact Name of Registrant as specified in its charter)

Oregon	0-21789	93 - 0572810
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification
incorporation)		No.)

360 E. Jackson Street
Medford, Oregon 97501
(Address of Principal Executive Office)

Registrant's telephone number including area code 541-776-6868

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01       Other Events

        On March 20, 2006, the Board of Directors of Lithia Motors, Inc. approved amendments to the 1998 Employee Stock Purchase Plan to increase the number of shares that may be purchased under the plan from 1,750,000 to 2,450,000 and to extend the term of the plan until December 31, 2012. These amendments are subject to shareholder approval at the annual meeting to be held on May 11, 2006. A copy of the 1998 Employee Stock Purchase Plan, as amended and restated, is attached as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

	(a)	Not applicable.
	(b)	Not applicable.
	(c)	Exhibits.
99.1 1998 Employee Stock Purchase Plan, as amended

 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LITHIA MOTORS, INC.
(Registrant)

Date:	March 21, 2006	By:	/s/ Kenneth E. Roberts
Kenneth E. Roberts
Assistant Secretary